LIBERTY ALL–STAR® EQUITY FUND

USA

1ST QUARTER MARCH 31, 2011

LIBERTY ALL-STAR
EQUITY FUND
25
1986 – 2011

ALL STAR®
EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND

Fund Statistics
	Year 2010	1st Quarter 2011

Period End Net Asset Value (NAV)	$5.69	$5.92

Period End Market Price	$4.93	$5.26

Period End Discount	13.4%	11.1%

Distribution	$0.31	$0.09

Market Price Trading Range	$3.82 to $4.98	$4.94 to $5.40

Discount Range	10.4% to 17.6%	10.5% to 14.2%

Performance

Shares Valued at NAV	15.59%	5.61%

Shares Valued at NAV with Dividends Reinvested	16.28%	5.89%

Shares Valued at Market Price with Dividends Reinvested	21.69%	8.59%

S&P 500 Index	15.06%	5.92%

Lipper Large-Cap Core Mutual Fund Average*	12.94%	5.41%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	10th	39th

Number of Funds in Category	1069	1115

*	Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures for the unmanaged S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500 Index can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

Fellow Shareholders:	April 2011

Equity markets proved to be resilient in the first quarter, as they overcame uncertainties that ringed the globe—from turmoil in Libya and the Middle East to the tragedy in Japan to mixed economic signals in the U.S. The S&P 500 Index returned 5.92 percent, rising for the third consecutive quarter and the seventh out of the last eight dating to the start of the market rebound in March 2009. The widely followed Dow Jones Industrial Average gained 7.07 percent—marking its best first quarter advance in percentage terms in 12 years.

Despite the positive conclusion, stocks were volatile over the quarter—which was to be expected given headline events that kept financial markets on edge. The S&P 500 gained 2.37 percent in January and picked up further momentum with a 3.43 percent advance in February. But investors were unnerved by a combination of factors in March, primarily: the catastrophe and ensuing nuclear crisis in Japan, the world’s third-largest economy, beginning on March 11. At the close of the quarter, however, even March was positive, as the S&P 500 eked out a 0.04 percent monthly advance.

In terms of sentiment overall, despite the “wall of worry” over global geopolitical events and domestic economic trends, the market had a positive tone to it. For the first time in two years, investors put more money into stocks than into bonds, according to Thomson Reuters. Equity funds had estimated net inflows of $48.7 billion (bond funds took in an estimated $27.5 billion).

For the quarter, Liberty All-Star® Equity Fund performed in-line with or outperformed relevant benchmarks. The Fund returned 5.61 percent with shares valued at net asset value (NAV), 5.69 percent with shares valued at NAV with dividends reinvested and 8.59 percent with shares valued at market price (with dividends reinvested). As noted earlier, the S&P 500 Index returned 5.92 percent. The Lipper Large-Cap Core Mutual Fund Average returned 5.41 percent for the quarter; the Fund ranked in the 39th percentile in that universe for the initial period in 2011. The Fund’s good first quarter builds on strong absolute and relative returns for 2010, as summarized in the table on the facing page. The Fund ranked in the top decile in the Lipper universe last year, the second consecutive calendar year of top decile results within its benchmark universe.

The discount at which Fund shares traded relative to their underlying NAV ranged from 10.5 percent to 14.2 percent over the quarter, representing a continuation of the trend toward narrower discounts that the Fund experienced last year. This is a trend within the closed-end fund industry, as well, and is a welcome development that we hope will continue.

First Quarter Report (Unaudited) | March 31, 2011	1

President’s Letter	Liberty All-Star® Equity Fund

We are gratified that the Fund is off to a solid start for 2011, its 25th anniversary year. As I commented in the annual report for 2010, we believe that Fund performance through time has validated its multi-manager structure and its ability to meet its objective of serving as a high quality, long-term, core equity holding. Be assured that we at Liberty All-Star® Equity Fund will continue to do our best to manage the Fund with the best long-term interests of shareholders first and foremost.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2011 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

		Rights Offerings			Tax Credits*
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009	0.31***
2010	0.31
2011 1st Quarter	0.09

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

First Quarter Report (Unaudited) | March 31, 2011	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund
March 31, 2011 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Apple, Inc.	2.65%
JPMorgan Chase & Co.	2.22
Dell, Inc.	1.85
Bank of America Corp.	1.83
QUALCOMM, Inc.	1.69
Arch Coal, Inc.	1.54
PNC Financial Services Group, Inc.	1.45
Google, Inc., Class A	1.43
Visa, Inc., Class A	1.32
Consol Energy, Inc.	1.23
Rockwell Automation, Inc.	1.18
The Allstate Corp.	1.14
Amazon.com, Inc.	1.14
Citigroup, Inc.	1.08
Wells Fargo & Co.	1.08
Zimmer Holdings, Inc.	1.06
The Western Union Co.	1.04
State Street Corp.	1.03
BP PLC	1.00
Costco Wholesale Corp.	0.97
27.93%

Economic Sectors*	Percent of Net Assets
Information Technology	23.00%
Financials	19.27
Energy	14.49
Health Care	10.94
Consumer Discretionary	10.04
Industrials	8.25
Consumer Staples	5.49
Materials	3.49
Utilities	2.03
Telecommunication Services	0.87
Other Net Assets	2.13
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

The following are the major ($3 million or more) stock changes - both purchases and sales – that were made in the Fund’s portfolio during the first quarter of 2011.

Security Name	Purchases (Sales)	Shares as of 3/31/11

Purchases
Baidu, Inc.	28,233	74,549
Celgene Corp.	91,664	133,063
Molson Coors Brewing Co.	119,425	119,425
Monster Worldwide, Inc.	312,700	602,700
Rockwell Automation, Inc.	39,791	134,841
Royal Dutch Shell PLC, Class A	57,400	57,400
Royal Dutch Shell PLC, Class B	30,325	30,325
The TJX Companies, Inc.	68,855	68,855
Visa, Inc., Class A	41,199	194,341

Sales
Apache Corp.	(37,100)	0
Chesapeake Energy Corp.	(97,120)	272,829
Genzyme Corp.	(65,000)	0
IntercontinentalExchange, Inc.	(38,506)	0
International Rectifier Corp.	(230,483)	0
Magna International, Inc.	(65,115)	74,325
Marvell Technology Group Ltd.	(491,620)	0
The Procter & Gamble Co.	(51,500)	65,000
Target Corp.	(81,520)	0
Terex Corp.	(127,878)	0
Valero Energy Corp.	(209,150)	304,700

First Quarter Report (Unaudited) | March 31, 2011	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Equity Fund

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

Schneider Capital Management Corporation VALUE/Companies that are overlooked and undervalued where the firm expects a rebound in earnings.	Cornerstone Capital Management, Inc. GROWTH/Companies whose consensus expectations fail to recognize their true earnings power.
Pzena Investment Management, LLC VALUE/Companies with low price-to- normalized earnings ratios that have the ability to generate earnings recovery.

TCW Investment

Management Company

GROWTH/Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

Matrix Asset Advisors, Inc.

VALUE/Companies that are financially strong and trade below their enterprise value.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2011 (Unaudited)

		Investment Style Spectrum
	Value				Growth

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500 INDEX
Number of Holdings	40	42	39	45	32	163*	500
Percent of Holdings in Top 10	51%	35%	35%	38%	44%	17%	19%
Weighted Average Market Capitalization (billions)	$41	$60	$58	$56	$59	$55	$92
Average Five-Year Earnings Per Share Growth	(10)%	(2)%	(4)%	22%	25%	6%	4%
Dividend Yield	1.2%	1.6%	1.3%	0.7%	0.6%	1.1%	1.8%
Price/Earnings Ratio**	16x	12x	15x	20x	26x	18x	16x
Price/Book Value Ratio	1.9x	2.0x	2.7x	4.9x	5.9x	3.5x	3.4x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (97.87%)
CONSUMER DISCRETIONARY (10.04%)
Auto Components (0.33%)
Magna International, Inc.	74,325	$3,560,911

Automobiles (0.04%)
General Motors Co.(a)	14,455	448,539

Diversified Consumer Services (0.75%)
Apollo Group, Inc., Class A(a)	194,285	8,103,627

Hotels, Restaurants & Leisure (0.90%)
Carnival Corp.	253,860	9,738,069

Household Durables (1.67%)
DR Horton, Inc.	584,892	6,813,992
Fortune Brands, Inc.	65,725	4,067,720
NVR, Inc.(a)	9,420	7,121,520

		18,003,232

Internet & Catalog Retail (1.89%)
Amazon.com, Inc.(a)	68,191	12,283,245
Expedia, Inc.	78,000	1,767,480
priceline.com, Inc.(a)	12,700	6,431,788

		20,482,513

Media (1.83%)
Discovery Communications, Inc., Class A(a)	22,212	886,259
Discovery Communications, Inc., Class C(a)	56,304	1,982,464
The McGraw Hill Cos., Inc.	181,000	7,131,400
Omnicom Group, Inc.	107,825	5,289,894
The Walt Disney Co.	104,954	4,522,468

		19,812,485

Multi-Line Retail (0.82%)
J.C. Penney Co., Inc.	245,525	8,816,803

Specialty Retail (1.49%)
Dick’s Sporting Goods, Inc.(a)	91,643	3,663,887
Staples, Inc.	285,000	5,534,700
Tiffany & Co.	21,377	1,313,403
The TJX Cos., Inc.	68,855	3,424,159
Urban Outfitters, Inc.(a)	74,611	2,225,646

		16,161,795

Textiles, Apparel & Luxury Goods (0.32%)
Burberry Group PLC(b)	90,264	3,411,979

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2011	7

Schedule of Investments	Liberty All-Star® Equity Fund
March 31, 2011 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (5.49%)
Beverages (1.18%)
The Coca-Cola Co.	43,000	$2,853,050
Diageo PLC(b)	56,255	4,287,756
Molson Coors Brewing Co., Class B	119,425	5,599,838

		12,740,644

Food & Staples Retailing (2.13%)
Costco Wholesale Corp.	142,724	10,464,524
CVS Caremark Corp.	159,200	5,463,744
Walgreen Co.	175,500	7,044,570

		22,972,838

Food Products (1.30%)
Archer-Daniels-Midland Co.	128,000	4,609,280
General Mills, Inc.	113,602	4,152,153
Mead Johnson Nutrition Co.	91,200	5,283,216

		14,044,649

Household Products (0.37%)
The Procter & Gamble Co.	65,000	4,004,000

Personal Products (0.21%)
Avon Products, Inc.	84,943	2,296,859

Tobacco (0.30%)
Philip Morris International, Inc.	50,224	3,296,201

ENERGY (14.49%)
Energy Equipment & Services (3.51%)
FMC Technologies, Inc.(a)	81,110	7,663,273
Oceaneering International, Inc.(a)	64,600	5,778,470
Schlumberger Ltd.	94,330	8,797,216
Tidewater, Inc.	124,000	7,421,400
Weatherford International Ltd.(a)	363,505	8,215,213

		37,875,572

Oil, Gas & Consumable Fuels (10.98%)
Anadarko Petroleum Corp.	81,666	6,690,079
Arch Coal, Inc.	461,735	16,640,929
BP PLC(b)	244,307	10,783,711
Chesapeake Energy Corp.	272,829	9,145,228
Chevron Corp.	63,000	6,768,090
ConocoPhillips	111,000	8,864,460
Consol Energy, Inc.	246,870	13,239,638
Devon Energy Corp.	89,000	8,167,530
Exxon Mobil Corp.	102,150	8,593,880
Occidental Petroleum Corp.	74,300	7,763,607

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Petrohawk Energy Corp.(a)	266,628	$6,543,051
Royal Dutch Shell PLC, Class A(b)	57,400	4,182,164
Royal Dutch Shell PLC, Class B(b)	30,325	2,221,003
Valero Energy Corp.	304,700	9,086,154

		118,689,524

FINANCIALS (19.27%)
Capital Markets (4.26%)
Bank of New York Mellon Corp.	226,000	6,750,620
The Charles Schwab Corp.	234,400	4,226,232
The Goldman Sachs Group, Inc.	50,442	7,993,544
Morgan Stanley	341,900	9,340,708
State Street Corp.	247,450	11,120,403
UBS AG(a)	368,425	6,650,071

		46,081,578

Commercial Banks (2.88%)
BB&T Corp.	140,000	3,843,000
PNC Financial Services Group, Inc.	248,421	15,648,039
Wells Fargo & Co.	368,180	11,671,306

		31,162,345

Consumer Finance (0.54%)
American Express Co.	129,500	5,853,400

Diversified Financial Services (5.13%)
Bank of America Corp.	1,481,029	19,742,117
Citigroup, Inc.(a)	2,648,943	11,708,328
JPMorgan Chase & Co.	520,065	23,974,996

		55,425,441

Insurance (5.90%)
ACE Ltd.	161,012	10,417,476
Aflac, Inc.	38,782	2,046,914
The Allstate Corp.	388,055	12,332,388
Assured Guaranty Ltd.	311,159	4,636,269
Axis Capital Holdings Ltd.	169,975	5,935,527
Brown & Brown, Inc.	6,090	157,122
Fidelity National Financial, Inc., Class A	305,475	4,316,362
The Hartford Financial Services Group, Inc.	78,925	2,125,450
Lincoln National Corp.	69,840	2,097,994
MetLife, Inc.	44,400	1,986,012
RenaissanceRe Holdings Ltd.	58,560	4,040,054
Torchmark Corp.	89,500	5,949,960
Willis Group Holdings PLC	191,160	7,715,218

		63,756,746

Real Estate Investment Trusts (0.35%)
Annaly Capital Management, Inc.	205,534	3,586,568

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2011	9

Schedule of Investments	Liberty All-Star® Equity Fund
March 31, 2011 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Sunstone Hotel Investors, Inc.(a)	17,880	$182,197

		3,768,765

Thrifts & Mortgage Finance (0.21%)
MGIC Investment Corp.(a)	249,637	2,219,273

HEALTH CARE (10.94%)
Biotechnology (1.67%)
Celgene Corp.(a)	133,063	7,655,114
Gilead Sciences, Inc.(a)	157,839	6,698,687
Myriad Genetics, Inc.(a)	181,177	3,650,717

		18,004,518

Health Care Equipment & Supplies (3.66%)
Covidien Ltd.	40,000	2,077,600
Intuitive Surgical, Inc.(a)	18,000	6,002,280
NuVasive, Inc.(a)	138,960	3,518,467
St. Jude Medical, Inc.	135,000	6,920,100
Varian Medical Systems, Inc.(a)	107,900	7,298,356
Volcano Corp.(a)	86,779	2,221,543
Zimmer Holdings, Inc.(a)	190,025	11,502,213

		39,540,559

Health Care Providers & Services (1.71%)
Aetna, Inc.	113,350	4,242,691
Brookdale Senior Living, Inc.(a)	187,974	5,263,272
Laboratory Corp. of America Holdings(a)	46,775	4,309,381
WellPoint, Inc.	66,999	4,675,860

		18,491,204

Health Care Technology (0.72%)
Cerner Corp.(a)	70,032	7,787,558

Life Sciences Tools & Services (0.55%)
Life Technologies Corp.(a)	112,700	5,907,734

Pharmaceuticals (2.63%)
Allergan, Inc.	85,700	6,086,414
Bristol-Myers Squibb Co.	198,800	5,254,284
Forest Laboratories, Inc.(a)	197,250	6,371,175
Johnson & Johnson	89,225	5,286,581
Teva Pharmaceutical Industries Ltd.(b)	108,400	5,438,428

		28,436,882

INDUSTRIALS (8.25%)
Aerospace & Defense (3.49%)
The Boeing Co.	57,210	4,229,535
General Dynamics Corp.	87,449	6,695,096
Goodrich Corp.	53,710	4,593,816

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Aerospace & Defense (continued)
Huntington Ingalls Industries, Inc.(a)	21,863	$907,294
L-3 Communications Holdings, Inc.	93,425	7,316,112
Northrop Grumman Corp.	131,175	8,225,984
Precision Castparts Corp.	38,900	5,725,302

		37,693,139

Air Freight & Logistics (1.41%)
C.H. Robinson Worldwide, Inc.	136,545	10,122,081
Expeditors International of Washington, Inc.	103,390	5,183,974

		15,306,055

Building Products (0.39%)
Masco Corp.	302,675	4,213,236

Construction & Engineering (0.43%)
Fluor Corp.	63,114	4,648,977

Electrical Equipment (1.18%)
Rockwell Automation, Inc.	134,841	12,762,701

Industrial Conglomerates (0.29%)
Textron, Inc.	113,157	3,099,370

Machinery (0.88%)
Navistar International Corp.(a)	83,856	5,813,737
Pentair, Inc.	98,866	3,736,146

		9,549,883

Transportation Infrastructure (0.18%)
Aegean Marine Petroleum Network, Inc.	234,760	1,915,642

INFORMATION TECHNOLOGY (23.00%)
Communications Equipment (3.50%)
Acme Packet, Inc.(a)	70,764	5,021,413
Cisco Systems, Inc.	465,945	7,990,957
Harris Corp.	23,500	1,165,600
Polycom, Inc.(a)	103,662	5,374,875
QUALCOMM, Inc.	332,603	18,236,622

		37,789,467

Computers & Peripherals (5.44%)
Apple, Inc.(a)	82,081	28,601,124
Dell, Inc.(a)	1,374,705	19,946,970
Hewlett-Packard Co.	249,250	10,211,773

		58,759,867

Electronic Equipment & Instruments (1.91%)
Avnet, Inc.(a)	114,550	3,905,010
Corning, Inc.	345,000	7,117,350

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2011	11

Schedule of Investments	Liberty All-Star® Equity Fund
March 31, 2011 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electronic Equipment & Instruments (continued)
Tyco Electronics Ltd.	276,125	$9,614,672

		20,637,032

Internet Software & Services (4.40%)
Baidu, Inc.(a)(b)	74,549	10,273,597
eBay, Inc.(a)	258,000	8,008,320
Google, Inc., Class A(a)	26,318	15,427,875
Monster Worldwide, Inc.(a)	602,700	9,582,930
VistaPrint Ltd.(a)	81,903	4,250,766

		47,543,488

IT Services (3.14%)
Cognizant Technology Solutions Corp., Class A(a)	96,100	7,822,540
International Business Machines Corp.	3,500	570,745
Visa, Inc., Class A	194,341	14,307,384
The Western Union Co.	543,122	11,280,644

		33,981,313

Semiconductors & Semiconductor Equipment (1.78%)
Analog Devices, Inc.	172,000	6,773,360
ARM Holdings PLC(b)	95,455	2,688,968
Broadcom Corp., Class A	111,606	4,395,044
MEMC Electronic Materials, Inc.(a)	417,895	5,415,919

		19,273,291

Software (2.83%)
CA, Inc.	272,250	6,583,005
Microsoft Corp.	346,225	8,780,266
Oracle Corp.	248,761	8,301,155
Salesforce.com, Inc.(a)	51,800	6,919,444

		30,583,870

MATERIALS (3.49%)
Chemicals (2.22%)
The Dow Chemical Co.	60,410	2,280,477
Ecolab, Inc.	85,334	4,353,741
PPG Industries, Inc.	64,125	6,105,341
Praxair, Inc.	70,700	7,183,120
The Sherwin-Williams Co.	48,400	4,065,116

		23,987,795

Metals & Mining (1.27%)
Alcoa, Inc.	410,000	7,236,500
Freeport-McMoRan Copper & Gold, Inc.	61,541	3,418,603
Silver Wheaton Corp.	70,400	3,052,544

		13,707,647

TELECOMMUNICATION SERVICES (0.87%)
Wireless Telecommunication Services (0.87%)
American Tower Corp., Class A(a)	165,460	8,574,137

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Wireless Telecommunication Services (continued)
Sprint Nextel Corp.(a)	176,830	$820,491

		9,394,628

UTILITIES (2.03%)
Electric Utilities (0.96%)
Edison International	112,175	4,104,483
FirstEnergy Corp.	168,912	6,264,946

		10,369,429

Gas Utilities (0.58%)
EQT Corp.	125,341	6,254,516

Independent Power Producers & Energy Traders (0.49%)
GenOn Energy, Inc.(a)	1,404,270	5,350,269

TOTAL COMMON STOCKS (COST OF $952,092,359)		1,057,717,858

EXCHANGE TRADED FUND (0.07%)
iShares Russell 1000 Value Index Fund	10,540	723,782

TOTAL EXCHANGE TRADED FUND (COST OF $659,799)		723,782

	PRINCIPAL AMOUNT
CORPORATE BOND (0.06%)
INDUSTRIALS (0.06%)
Airlines (0.06%)
United Continental Holdings, Inc.
6.00%, 10/15/2029	$250,000	707,500

TOTAL CORPORATE BOND (COST OF $548,849)		707,500

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2011	13

Schedule of Investments	Liberty All-Star® Equity Fund
March 31, 2011 (Unaudited)

	PAR VALUE	MARKET VALUE
SHORT TERM INVESTMENT (2.33%)
REPURCHASE AGREEMENT (2.33%)
Repurchase agreement with State Street Bank & Trust Co., dated 03/31/11, due 04/01/11 at 0.01%, collateralized by several Fannie Mae and Freddie Mac instruments with various maturity dates, market value of $25,652,923 (Repurchase proceeds of $25,142,007)	$25,142,000	$25,142,000

TOTAL SHORT TERM INVESTMENT (COST OF $25,142,000)		25,142,000

TOTAL INVESTMENTS (100.33%) (COST OF $978,443,007)(c)		1,084,291,140
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.33%)		(3,606,655)

NET ASSETS (100.00%)		$1,080,684,485

NET ASSET VALUE PER SHARE (182,678,079 SHARES OUTSTANDING)		$5.92

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $989,049,957.

Gross unrealized appreciation and depreciation at March 31, 2011 based on cost of investments for federal income tax purposes is as follows:
Gross unrealized appreciation	$182,370,373
Gross unrealized depreciation	(87,129,190)

Net unrealized appreciation	$95,241,183

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Schedule of Investments.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Liberty All-Star® Equity Fund’s (the “Fund”) Board of Trustees (the “Board”). The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund invests in foreign securities including American Depositary Receipts, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

First Quarter Report (Unaudited) | March 31, 2011	15

Notes to Schedule of Investments	Liberty All-Star® Equity Fund
March 31, 2011 (Unaudited)

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following the three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments

Level 2 –	Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

	0000000000000000	0000000000000000	0000000000000000	0000000000000000
	Valuation Inputs
Investments in Securities at
Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 1,057,717,858	$ –	$ –	$ 1,057,717,858
Exchange Traded Fund	723,782	–	–	723,782
Corporate Bond	–	707,500	–	707,500
Short Term Investment	–	25,142,000	–	25,142,000

Total	$ 1,058,441,640	$ 25,849,500	$ –	$ 1,084,291,140

*See Schedule of Investments for industry classifications

For the three months ended March 31, 2011, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

First Quarter Report (Unaudited) | March 31, 2011	17

Description of Lipper Benchmark and the S&P 500 Index	Liberty All-Star® Equity Fund

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes

First Quarter Report (Unaudited) | March 31, 2011	19

Notes	Liberty All-Star® Equity Fund

20	www.all-starfunds.com

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1100	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com
TRUSTEES
John A. Benning*
Thomas W. Brock*
INDEPENDENT REGISTERED	Edmund J. Burke
PUBLIC ACCOUNTING FIRM	George R. Gaspari*
Deloitte & Touche LLP	Richard W. Lowry*, Chairman
555 Seventeenth Street, Suite 3600	Dr. John J. Neuhauser*
Denver, Colorado 80202	Richard C. Rantzow*

CUSTODIAN	OFFICERS
State Street Bank & Trust Company	William R. Parmentier, Jr., President
One Lincoln Street	Mark T. Haley, CFA, Senior Vice President
Boston, Massachusetts 02111	Edmund J. Burke, Vice President
Jeremy O. May, Treasurer
Kimberly R. Storms, Assistant Treasurer
Stephanie Barres, Secretary
INVESTOR ASSISTANCE,	Melanie H. Zimdars, Chief Compliance Officer
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR	* Member of the Audit Committee
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000396 07/31/2011

ALL STAR®
EQUITY FUND

USA LISTED NYSE

A MEMBER OF THE
CLOSED-END FUND ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM

LIBERTY ALL-STAR EQUITY FUND
25
1986 – 2011